HERE CONFIDENTIAL
Exhibit 10.16.37+

THIRD AMENDMENT TO TERRITORY LICENSE NO. 9
This Third Amendment (“Third Amendment”) to the Territory License No. 9, effective February 1, 2014 (“TL 9”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Third Amendment Effective Date”). The Agreement and TL 9 is hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Third Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Third Amendment as follows:

1.	Exhibit D (Pricing). The first paragraph under Exhibit D to TL 9 is hereby deleted in its entirety and replaced with the following:
Client shall pay HERE the License Fee per Subscription as set forth in the applicable tables below for each Application distributed hereunder containing all or any portion of the Data identified in the tables below. The applicable License Fees for each Application shall be determined based on use of the Data. For sake of clarity, the License Fees shall include the applicable fees for the [******] and [******][******] licensed to Client for use in the Applications under a separate agreement (i.e., through the [******] and the [******], as described in such separate agreement). For the sake of clarity, with respect to the prices set forth in the tables below which are based on the understanding that the parties will execute [******] before [******], the parties agree that such [******] shall apply from [******] until [******] of the TL Term.
All references of [******] under this Exhibit D with respect to pricing conditioned on [******] to the Agreement are hereby amended to [******].

2.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

Amendment 3 to TL 9 [Telenav, Inc.][NA AUTO PR-017975][11-21-16 lee]    Page 1 of 2
[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HERE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their authorized representatives as of the Third Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/Lori Bellows        By:    /s/ Michael Strambi
Name:    Lori Bellows        Name:    Michael Strambi
Title:    HERE Legal        Title:    Chief Financial Officer
Date:    12/06/2016        Date:    11/23/2016

HERE NORTH AMERICA, LLC
By:    /s/Jeannie Lee Newman
Name:    Jeannie Lee Newman
Title:    Senior Legal Counsel
Date:    12/06/16

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